Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Gencor Industries, Inc. (the “Company”) for the period ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), Marc G. Elliott, as Principal Executive Officer of the Company, and Raymond C. Cole, as Principal Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Marc G. Elliott
Marc G. Elliott
President and Chairman of the Board
(Principal Executive Officer)

August 10, 2026

/s/ Raymond C. Cole
Raymond C. Cole
Interim Chief Financial Officer
(Principal Financial and Accounting Officer)

August 10, 2026

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